AGREEMENT

         Agreement,  made this 6th day of  November,  1998 by and between  China

Food & Beverage Company, (f/k/a Omap Holdings Incorporated) a Nevada corporation

(hereinafter  "CHIF") and Dizon  Investments  Limited,  a British Virgin Islands

corporation, (hereinafter "DIZON");

         WHEREAS,  CHIF and  DIZON on March  15,  1997  entered  into a  certain agreement a copy of which is annexed hereto as Exhibit A (the "Agreement");

         WHEREAS,  CHIF and  DIZON  wish to  cancel  and make  null and void the

Agreement and place the parties status quo ante.

         NOW, THEREFORE, in consideration of the premises and promises contained herein the signatory parties agree hereto as follows:

         1. The Agreement is by this  document  declared null and void and of no force and effect.

         2. By virtue of paragraph 1 above, DIZON shall forthwith return to CHIF

20,000,000  pre-reverse  shares of CHIF restricted  common stock issued to DIZON per the Agreement.

         3. By virtue of paragraph 1 above, DIZON shall forthwith return to CHIF all  incidents of ownership in American  China  Development  Corporation  common stock and any licenses received pursuant to the Agreement.

         4. All  expenses of  unwinding  the  Agreement  pursuant to paragraph 1 hereof shall be borne by the respective parties.

         5. This Agreement shall be construed under the laws of the State of New

York.

         6. This Agreement may be signed in one or more counterparts. IN WITNESS

         WHEREOF, the parties have set their hands and seal the first day, month and year above written.


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                                                   CHINA FOOD & BEVERAGE COMPANY


                                                   By:/s/ James Tilton
                                                      --------------------------
                                                      James Tilton, President


                                                   DIZON INVESTMENTS LIMITED


                                                   By:/s/ Joyce Fayle
                                                      --------------------------
                                                      Joyce Fayle, Director